SSgA S&P 500 Index Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SVSPX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=SVSPX

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

SSgA S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's® 500 Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.08%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.20%
Less Fee Waivers and/or Expense Reimbursements	(0.02)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.18%

*  The fund's investment adviser has contractually agreed to reimburse SSgA S&P 500 Index Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 0.18% of average daily net assets on an annual basis until December 31, 2010. Prior to December 31, 2010, these contractual waivers or reimbursements of management fee may not be terminated without the approval of the fund's Board of Trustees. The total annual fund operating expenses shown above and in the example reflect the expenses of both SSgA S&P 500 Index Fund and State Street Equity 500 Index Portfolio.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$18	$58	$101	$230

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

During the most recent fiscal year, the fund's turnover rate was 8% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in a "master fund," that is, a fund that has the same investment objective as, and investment policies that are substantially similar to those of, the fund. At least 80% of the fund's net assets (plus borrowings, if any) are invested either directly or indirectly through the master fund in stocks in the S&P 500® Index in proportion to their weighting in that index. The fund attempts to replicate the investment performance of the S&P 500 Index through automated statistical analytic procedures. To the extent that the fund may not be able to purchase all 500 stocks of the S&P 500 Index, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

In addition to common stocks in the S&P 500 Index, the fund may invest in futures, options and other derivatives. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund's investment adviser, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its fund's principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not

SSgA S&P 500 Index Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SVSPX

insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•  Risks Common to Funds Investing Principally in Equity Securities.

•  Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•  Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•  Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•  Master/Feeder Structure Risk. The ability of the fund to meet its investment objective and redeem investors is directly related to the ability of the master fund to meet its objective and redeem fund interests in the master fund. The trustees and officers of the fund will consider any conflict between in the fund and the master fund and take such actions as they deem appropriate.

•  Derivatives. The fund's investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

•  Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

PERFORMANCE

The following bar chart shows how the fund's performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund's performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund's past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (1999-2008)	Lowest Quarterly Results (1999-2008)	Year-to-Dated Ended
June 30, 2003: 15.27%	December 31, 2008: (21.89)%	September 30, 2009: 19.06%

Average Annual Total Returns
For the Periods Ended December 31, 2008:

SSgA S&P 500 Index Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	(37.03)%	(2.31)%	(1.53)%
Return After Taxes on Distributions	(37.54)%	(2.68)%	(2.09)%
Return After Taxes on Distributions and Sale of Fund Shares	(23.98)%	(1.95)%	(1.41)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%

*The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Karl Schneider and John Tucker serve as portfolio managers of the fund. They have managed the fund since 2004 and 2007, respectively.

SSgA S&P 500 Index Fund—Institutional Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SVSPX

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$10,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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